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                                                                     EXHIBIT 21

                        SUBSIDIARIES OF IDEX CORPORATION
                               December 31, 1995


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                                                              OTHER NAME
                                                              WHICH DOING
                                             JURISDICTION OF   BUSINESS
        SUBSIDIARY                           INCORPORATION      IF ANY
        -----------------------------------  --------------   ----------
        BAND-IT-IDEX, INC.                   DELAWARE
          BAND-IT COMPANY LTD.               UNITED KINGDOM
          BAND-IT CLAMPS (ASIA) PTE. LTD.    SINGAPORE

        CORKEN, INC.                         DELAWARE

        HALE PRODUCTS, INC.                  PENNSYLVANIA
          HALE PRODUCTS EUROPE Gmbh          GERMANY
          GODIVA PRODUCTS LTD.               UNITED KINGDOM
            SEITHAL LIMITED                  UNITED KINGDOM
             GODIVA GROUP LTD.               UNITED KINGDOM
              GINSWAT LTD.                   HONG KONG
          DUNJA                              GERMANY
          LUKAS HYDRAULIK GmbH               GERMANY

        LUBRIQUIP, INC.                      DELAWARE
          KLS LUBRIQUIP, INC.                WISCONSIN

        MICROPUMP, INC.                      DELAWARE
          MM HOLDING CO.                     DELAWARE
            CONSIS, LLC                      WASHINGTON
          MICROPUMP LIMITED                  UNITED KINGDOM

        PULSAFEEDER, INC.                    DELAWARE
          PULSAFEEDER PTE. LTD.              SINGAPORE

        SIGNFIX HOLDINGS LIMITED             UNITED KINGDOM
          SIGNFIX LIMITED                    UNITED KINGDOM
            TESPA FRANCE SARL                FRANCE
            TESPA GmbH                       GERMANY

        STRIPPIT, INC.                       DELAWARE           BURGMASTER
          STRIPPIT LIMITED                   UNITED KINGDOM
          STRIPPIT S.A.                      FRANCE

        VIBRATECH, INC.                      DELAWARE

        VIKING PUMP, INC.                    DELAWARE
          VIKING PUMP INTERNATIONAL, INC.    DELAWARE
          VIKING PUMP (EUROPE) LTD.          IRELAND
          JOHNSON PUMP (UK) LTD.             UNITED KINGDOM
          VIKING PUMP OF CANADA, INC.        ONTARIO
           ATLAS PUMP AND MACHINE CO., INC.  ONTARIO

        WARREN RUPP, INC.                    DELAWARE           MARATHON PUMP COMPANY



          WARREN RUPP (EUROPE) LTD.          IRELAND

        IDEX FOREIGN SALES CORP.             BARBADOS
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